Exhibit 20.1

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicing Report

Collection Period 24

Settlement Period Begin Date 9/1/2005

Settlement Period End Date 9/30/2005

Distribution Date 10/17/2005

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,403,144,045.48	2,398,361,901.85
Adjusted Pool Balance	2,367,096,884.80	2,362,386,473.32
Required Pool Balance	2,363,114,013.35	2,360,321,215.22

Trust Available Subordinated Amount	253,489,173.35	250,696,375.22
Required Subordinated Amount	253,489,173.35	250,696,375.22
Incremental Subordinated Amount	36,796,746.55	34,003,948.42
Transferor Amount	354,464,065.10	347,962,777.98

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	216,937,821.06	212,050,687.75
91+ day past due receivable balance	74,213.83	209,075.98
Total	217,012,034.89	212,259,763.73
Rest of the dealers
0-90 days past due (0 = current)	123,699,388.32	116,382,371.44
91+ day past due receivable balance	170,472.62	47,665.19
Total	123,869,860.94	116,430,036.63
Used Equipment
0-90 days past due (0 = current)	296,418,206.39	281,286,124.88
91+ day past due receivable balance	1,429,434.90	1,501,349.39
Total	297,847,641.29	282,787,474.27
Rental Equipment
0-90 days past due (0 = current)	301,546,552.62	294,595,745.25
91+ day past due receivable balance	366,763.11	478,243.60
Total	301,913,315.73	295,073,988.85

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	74,087,340.35	72,679,452.74
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	13,536,030.27	7,270,560.63

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	508,595,231.88
New Principal Receivables	555,009,733.85
Receivables Added for Additional Accounts	3,625,424.09
Net Loss	611,538.64
Monthly Dilution Amount	41,020,819.70
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	508,595,231.88
Reallocated Yield Amount	7,628,928.48
Series Allocable Principal Collections	500,966,303.40
Principal Allocation Percentage of Series Allocable Principal Collections	94.07%

3. Non-principal Collections
Interest Collections	15,027,686.91
Reallocated Yield Amount	7,628,928.48
Series Allocable Interest Collections	22,656,615.39
Floating Allocation Percentage of Series Allocable Interest Collections	94.07%

4. Investment Proceeds
Collection Account Investment Earnings	1,951.58
Reserve Account Investment Earnings	98,383.53
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	29,041.30
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	129,376.41

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,377,124,915.58
1-30 days past due	14,298,584.55
31-60 days past due	3,477,690.33
61-90 days past due	2,484,614.73
91-120 days past due	1,643,750.64
120+ days past due	4,114,489.65
Total	2,403,144,045.48

2. Sold Out of Trust
0-90 days past due (0 = current)	232,297.60
91+ day past due receivable balance	334,658.38
Total	566,955.98

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1 and 2003-3

Monthly Servicing Report

Collection Period 24

Settlement Period Begin Date 9/1/2005

Settlement Period End Date 9/30/2005

Distribution Date 10/17/2005

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,403,144,045.48	2,398,361,901.85
Adjusted Pool Balance	2,367,096,884.80	2,362,386,473.32
Required Pool Balance	2,363,114,013.35	2,360,321,215.22

Trust Available Subordinated Amount	253,489,173.35	250,696,375.22
Required Subordinated Amount	253,489,173.35	250,696,375.22
Incremental Subordinated Amount	36,796,746.55	34,003,948.42
Transferor Amount	354,464,065.10	347,962,777.98

2. Portfolio Composition
Top dealer
0-90 days past due (0 = current)	128,148,628.78	126,560,048.15
91+ day past due receivable balance	9,452.59	82,547.38
Total	128,158,081.37	126,642,595.53
Next 2 dealers
0-90 days past due (0 = current)	88,789,192.28	85,490,639.60
91+ day past due receivable balance	64,761.24	126,528.60
Total	88,853,953.52	85,617,168.20
Rest of the dealers
0-90 days past due (0 = current)	123,699,388.32	116,382,371.44
91+ day past due receivable balance	170,472.62	47,665.19
Total	123,869,860.94	116,430,036.63
Used Equipment
0-90 days past due (0 = current)	296,418,206.39	281,286,124.88
91+ day past due receivable balance	1,429,434.90	1,501,349.39
Total	297,847,641.29	282,787,474.27
Rental Equipment
0-90 days past due (0 = current)	301,546,552.62	294,595,745.25
91+ day past due receivable balance	366,763.11	478,243.60
Total	301,913,315.73	295,073,988.85

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	20,016,599.32	18,716,309.95
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	0.00	0.00
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	508,595,231.88
New Principal Receivables	555,009,733.85
Receivables Added for Additional Accounts	3,625,424.09
Net Loss	611,538.64
Monthly Dilution Amount	41,020,819.70
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	508,595,231.88
Reallocated Yield Amount	7,628,928.48
Series Allocable Principal Collections	500,966,303.40
Principal Allocation Percentage of Series Allocable Principal Collections	94.07%

3. Non-principal Collections
Interest Collections	15,027,686.91
Reallocated Yield Amount	7,628,928.48
Series Allocable Interest Collections	22,656,615.39
Floating Allocation Percentage of Series Allocable Interest Collections	94.07%

4. Investment Proceeds
Collection Account Investment Earnings	1,951.58
Reserve Account Investment Earnings	98,383.53
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	29,041.30
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	129,376.41

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,377,124,915.58
1-30 days past due	14,298,584.55
31-60 days past due	3,477,690.33
61-90 days past due	2,484,614.73
91-120 days past due	1,643,750.64
120+ days past due	4,114,489.65
Total	2,403,144,045.48

2. Sold Out of Trust
0-90 days past due (0 = current)	232,297.60
91+ day past due receivable balance	334,658.38
Total	566,955.98

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period 24

Settlement Period Begin Date 9/1/2005

Settlement Period End Date 9/30/2005

Distribution Date 10/17/2005

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	485,787,000.00	485,787,000.00	4.06813%	1,756,661.93	0.00
B	35,825,000.00	35,825,000.00	4.76813%	151,838.45	0.00

Allocation Percentages
Floating Allocation Percentage	25.08%
Principal Allocation Percentage	25.08%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	1,908,500.38
Monthly Servicing Fee	434,676.67
Monthly Backup Servicing Fee	7,994.30
Controlled Accumulation Amount	0.00
Total Required Payments	2,351,171.35

Series 2003-2 Share of Available Funds
Interest Collections	5,683,839.29
Principal Collections	125,666,021.34
Reserve Account Investment Proceeds	14,989.08
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	8,085.19
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	131,372,934.90

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall	1,908,500.38
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	153,402.79
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Backup Servicing Fees Paid	7,994.30
Excess Interest Collections made available to other series	3,202,339.43
Excess Principal Collections made available to other series	125,819,424.13
Total Payments	131,526,337.69

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	153,402.79
Reimbursement of Chargeoffs & Monthly Dilution	153,402.79
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	14,989.08
Total Transfers into Reserve Fund	14,989.08

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	14,989.08
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	14,989.08
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	131,372,934.90
Investor Default Amount (included in transfer of daily noteholder collections)	153,402.79
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	131,526,337.69
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,908,500.38
Chargeoff reimbursements	153,402.79
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Backup Servicing Fees	7,994.30
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	129,021,763.55
Total Transfers from Collection Account	131,526,337.69
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes

Monthly Servicing Report

Collection Period 24

Settlement Period Begin Date 9/1/2005

Settlement Period End Date 9/30/2005

Distribution Date 10/17/2005

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool	N
Balance in the last 3 consecutive collection periods?
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	508,595,231.88
Interest Collections	15,027,686.91
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	0.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	129,376.41
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2005 series	0.00
Total Transfers into Collection Account	523,752,295.20
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	7,150,116.79
Principal Paid	0.00
Commitment Fees Paid	0.00
Claims for Application Paid	0.00
Reserve Account Deposit Amount	0.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Backup Servicing Fees Paid	29,979.52
Servicing Fees	1,643,010.00
To CNH	514,929,188.89
Total Transfers from Collection Account	523,752,295.20
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1)          Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1

Monthly Servicer Report

Collection Period 3

Settlement Period Begin Date 9/1/2005

Settlement Period End Date 9/30/2005

Distribution Date 10/17/2005

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	698,489,000.00	698,489,000.00	3.87813%	2,407,849.91	0.00
B	51,511,000.00	51,511,000.00	4.16813%	190,848.48	0.00

Allocation Percentages
Floating Allocation Percentage	35.16%
Principal Allocation Percentage	35.16%

Required Payments
Series 2005-1 Monthly Interest & Interest Shortfall	2,598,698.39
Monthly Backup Servicing Fee	11,206.42
Monthly Servicing Fee	625,000.00
Controlled Accumulation Amount	0.00
Total Required Payments	3,234,904.81

Series 2005-1 Share of Available Funds
Interest Collections	7,967,611.04
Principal Collections	176,158,741.81
Reserve Account Investment Proceeds	43,603.14
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	13,547.57
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	184,183,503.56

Current Period Payments
Series 2005-1Monthly Interest and Past Interest Shortfall	2,598,698.39
Monthly Backup Servicing Fee	11,206.42
Monthly Servicing Fee	625,000.00
Reimbursement of Chargeoffs & Monthly Dilution	215,040.17
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2005-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	4,574,816.77
Excess Principal Collections made available to other series	176,373,781.97
Total Payments	184,398,543.72

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	750,000,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	215,040.17
Reimbursement of Chargeoffs & Monthly Dilution	215,040.17
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	43,603.14
Total Transfers into Reserve Fund	43,603.14

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	43,603.14
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	43,603.14
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	184,183,503.56
Investor Default Amount (included in transfer of daily noteholder collections)	215,040.17
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	184,398,543.72
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,598,698.39
Chargeoff reimbursements	215,040.17
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	11,206.42
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	180,948,598.74
Total Transfers from Collection Account	184,398,543.72
Difference	0.00